Intangible Assets, Net	12 Months Ended
Dec. 31, 2023
Intangible Assets, Net [Abstract]
Intangible assets, net
9.	Intangible assets, net

	As of December 31,
	2022	2023
	RMB	RMB
Non-competed agreements	6,740	—
Trademarks	1,070	—
Total intangible assets	7,810	—
Less: Accumulated amortization	(2,158)	—
Impairment loss	(5,652)	—
Total intangible assets, net	—	—

During the year ended December 31, 2020, the Company acquired intangible assets amounting to RMB7,810 in connection with the acquisition of Yuancui, which were measured at fair value upon acquisition. The amortization expenses were RMB1,766, nil and nil, for the years ended December 31, 2021, 2022 and 2023, respectively. Yuancui business ceased during the year ended December 31, 2021 (see note 22), and the intangible assets were fully impaired accordingly. The related intangible assets were disposed through Yuancui’s bankruptcy liquidation during the year ended December 31, 2023.